JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated March 4, 2026 to PROSPECTUSES dated April 28, 2025

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at johnhancock.com/annuities.

This Supplement applies to VENTURE® STRATEGY VARIABLE ANNUITY, VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY, and VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 28, 2025, for the Contract you purchased (the “Annuity Prospectus”). This Supplement must be preceded or accompanied by the Annuity Prospectus for your Contract. Please retain it for future reference.

Portfolio Reorganization

The purpose of this Supplement is to notify of a portfolio reorganization. At its meeting held from December 9-11, 2025, the Board of Trustees for the John Hancock Variable Insurance Trust (“JHVIT”) approved a plan of reorganization for vote by affected Contract owners. If the plan for reorganization is approved by Contract owners, the reorganization will occur at the close of business on or about April 24, 2026 (“Reorganization Date”).

For VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY and VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts, the following change applies:

Effective at the close of business on or about April 24, 2026, the Disciplined Value International Trust – Series I will be reorganized into the Disciplined Value International Trust – Series NAV.

Former Portfolio	Current Portfolio
Disciplined Value International Trust – Series I	Disciplined Value International Trust – Series NAV

On the Reorganization Date, the following “Acquired Portfolio” will be reorganized into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
American International Trust – Series III	Disciplined Value International Trust – Series NAV

As a result, after April 24, 2026, the Variable Investment Option corresponding to Disciplined Value International Trust – Series NAV replaces the Variable Investment Option corresponding to American International Trust – Series III and you will not be able to allocate Contract Value or any Purchase Payments to the American International – Series III Investment Option. Any Contract Value allocated to the American International – Series III Investment Option will be allocated to the Disciplined Value International – Series NAV Investment Option.

For VENTURE® STRATEGY VARIABLE ANNUITY Contracts, the following change applies:

On the Reorganization Date, the following “Acquired Portfolio” will be reorganized into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
American International Trust – Series II	Disciplined Value International Trust – Series I
Disciplined Value International Trust – Series II

As a result, after April 24, 2026, the Variable Investment Option corresponding to Disciplined Value International Trust – Series I or Disciplined Value International Trust – Series II replaces the Variable Investment Option corresponding to American International Trust – Series II and you will not be able to allocate Contract Value or any Purchase Payments to the American International – Series II Investment Option. Any Contract Value allocated to the American International – Series II Investment Option will be allocated either to the Disciplined Value International – Series I Investment Option or the Disciplined Value International – Series II Investment Option, depending on your Contract.

Please note the following information regarding the Reorganization:

●

For forty-five (45) days before the Reorganization Date, you may make a one-time transfer of any or all Contract Value allocated to the Acquired Portfolio to any other Variable Investment Option available under your Contract without the transfer counting against the monthly transfer limit.

●

For forty-five (45) days after the Reorganization Date, you may transfer any Contract Value allocated to the Acquiring Portfolio to any Variable Investment Option available under your Contract without the transfer counting against the monthly transfer limit.

●	A transfer request may be made through our website at johnhancock.com/annuities, by sending in a transfer request form, or by telephone at 800-344-1029.

●

The Acquiring Portfolio will replace the Acquired Portfolio in any standing allocation instructions that you have on file. If you are currently enrolled in a Dollar Cost Averaging or Asset Rebalancing Program and have designated an amount to be transferred monthly into the Acquired Portfolio, after the Reorganization Date, that amount that you have designated to the Acquired Portfolio will be transferred to the Acquiring Portfolio. You should work with your financial representative to determine if your existing allocation instructions should be changed before or after the Reorganization Date.

You should retain this Supplement for future reference.

Supplement dated March 4, 2026

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